Exhibit 10.5


             AMENDMENT NO. 1 TO THE STANDARD STOCK OPTION AGREEMENT
            BETWEEN VON HOFFMANN HOLDINGS INC. AND PETER C. MITCHELL
            --------------------------------------------------------


                     Von Hoffmann Holdings Inc. (formerly named "Von Hoffmann Corporation", the "Company") and Peter C. Mitchell (the "Executive") hereby enter into and agree to this Amendment No. 1 to the Standard Stock Option Agreement previously executed by the Company and Executive, dated as of November 20, 1997 (the "Standard Stock Option Agreement"), pursuant to which the Executive was granted a nonqualified option to purchase 100,000 shares of Common Stock, par value $.01 per share, of the Company under the Company's 1997 Stock Option Plan (the "1997 Plan"). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Standard Stock Option Agreement.

                     WHEREAS, the parties hereto desire to amend the termination provisions set forth in Paragraph 3 of the Special Stock Option Agreement; and

                     WHEREAS, the parties agree and acknowledge that, as of December 31, 2001 and as of the date hereof, the Executive's Option has become and is exercisable for 100,000 Shares.

                     NOW, THEREFORE, in consideration of the mutual undertakings contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 3 of the Standard Option Agreement is hereby deleted in its entirety and replaced with the following:

           "3. Termination of Option. The unexercised portion of the Option granted herein will automatically and without notice terminate and become null and void upon the earliest to occur of the following:

                        a. the expiration of ten (10) years from the date of
                grant of this Option; or

                        b. upon a Change of Control;

                provided, however, that none of the events described above shall extend the period of exercisability of this Option beyond the day immediately preceding the tenth anniversary of July 14, 1997.

2. Except as provided in this Amendment No. 1, the rights and duties of the parties pursuant to the Standard Stock Option Agreement shall remain in full force and effect.


                      [signatures appear on following page]

                     This Amendment No. 1 to the Standard Stock Option Agreement is dated as of November 7, 2002 and effective as of the 31st day of October, 2002.


                              VON HOFFMANN HOLDINGS INC.


                              By: /s/ Robert Mathews
                                  ------------------------------------------
                                  Name: Robert Mathews
                                  Title: Chief Executive Officer




                              PETER MITCHELL


                              /s/ Peter Mitchell
                              ----------------------------------------------
                              Signature
















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